UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

(Date of earliest event reported): November 11, 2005

INTEGRAL HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Nevada	033-55254-20	90-0074561
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Post Office Box 71024
Reno, Nevada 89570-1024
(Address of principal executive offices) (Zip code)

(775) 530-7784
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

TABLE OF CONTENTS

ITEM 1.03 Bankruptcy

ITEM 3.03 Material Modification to Rights of Security Holders

ITEM 5.01 Changes in Control of Registrant

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of                                                                                                                                               Principal Officers.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws                                                                           SIGNATURES                                                                                                                                         EXHIBIT 99.1 Order Confirming Debtor’s Third Amended Plan of Reorganization as Modified.                   Entered on Docket March 01, 2006, Signed, by Hon. Gregg W. Zive United States Bankruptcy Judge. EXHIBIT 99.2 Debtor’s Third Amended Plan of Reorganization as Modified.                                    EXHIBIT 99.3 Order Approving Amendment to Debtor’s Third Amended Plan of Reorganization.      Entered on Docket April 24, 2006 Signed by Hon. Gregg W. Zive United States Bankruptcy Judge.

ITEM 1.03    Bankruptcy

On March 7, 2001, Integral Health, Inc. (the “Company”) (the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Nevada, located in Reno, Nevada (the “Bankruptcy Court”).

On February 28, 2006 the Company filed the “Debtor’s Third Amended Plan of Reorganization as Modified”, (Exhibit 99.2).

On March 01, 2006 the Judge’s “Order Confirming Debtor’s Third Amended Plan of Reorganization as Modified” was entered on the court’s docket and signed by the Honorable Gregg W. Zive, United States Bankruptcy Judge for the District of Nevada. (Exhibit 99.1).

On April 24, 2006 the Judge’s “Order Approving Amendment to Debtor’s Third Amended Plan of Reorganization” was entered on the court’s docket and signed by the Honorable Gregg W. Zive, United States Bankruptcy Judge for the District of Nevada. (Exhibit 99.3).

ITEM 3.03    Material Modification to Rights of Security Holders

On March 24, 2006, the Company, in accordance with and authorized by the Judge’s Order (see Exhibit 99.1 and Exhibit 99.2 item 4.3),  effected a reverse split of the total issued and outstanding shares of the Common Stock of the Company on the basis of one for fifteen ( 1 share for each 15 shares issued and outstanding). Post-Split there were a total of 508,085 shares of the Common Stock of the Company issued and outstanding. The reverse split was effective March 24, 2006.

Additionally, on March 24, 2006, in accordance with and authorized by the Judge’s Order (see Exhibit 99.1 and Exhibit 99.2 item 5.1) the Company issued 1,500,000 Shares to the designees of the Liquidation Trustees, (including the Liquidation Trustees), which increased the total number of  shares of the Common Stock of the Company to 2,008,085 shares issued and outstanding.

ITEM 5.01    Changes in Control of Registrant

On March 24, 2006, the Company, in accordance with and authorized by the Judge’s Order (see Exhibit 99.1 and Exhibit 99.2 item 4.3),  effected a reverse split of the total issued and outstanding shares of the Common Stock of the Company on the basis of one for fifteen ( 1 share for each 15 shares issued and outstanding). Post-Split there were a total of 508,085 shares of the Common Stock of the Company issued and outstanding. The reverse split was effective March 24, 2006.

Additionally, on March 24, 2006, in accordance with and authorized by the Judge’s Order (see Exhibit 99.1 and Exhibit 99.2 item 5.1) the Company issued 1,500,000 Shares to the designees of the Liquidation Trustees, (including the Liquidation Trustees), which increased the total number of  shares of the Common Stock of the Company to 2,008,085 shares issued and outstanding.

The Liquidation Trustees of the Company control the majority of the Common shares of the Company issued and outstanding as of March 24, 2006.

ITEM 5.02     Departure of Directors or Principal Officers; Election

                        Of Directors; Appointment of Principal Officers

On April 24, 2006 the Board of Directors accepted the resignation of Donald Wright as the President of the Company, and in accordance with the provisions of the Articles and By-Laws of the Corporation appointed Mr. Walter A. Marting as the President of the Company effective April 25, 2006. Mr. Marting accepted the appointment.

On April 24, 2006 the Board of Directors accepted the resignation of Donald Wright from the Board of Directors of the Company, and in accordance with the provisions of the Articles and By-Laws of the Corporation appointed Mr. Walter A. Marting to replace Mr. Wright as a member of the Board of Directors of the Company effective April 25, 2006. Mr. Marting accepted the appointment.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws

On March 24, 2006, the Company, in accordance with and authorized by the Judge’s Order (see Exhibit 99.1 and Exhibit 99.2 item 4.3),  effected a reverse split of the total issued and outstanding shares of the Common Stock of the Company on the basis of one for fifteen ( 1 share for each 15 shares issued and outstanding). Post-Split there were a total of 508,085 shares of the Common Stock of the Company issued and outstanding. The reverse split was effective March 24, 2006.

The Company has amended its Articles of Incorporation to reflect the effect of the reverse split. However, the total number of shares authorized remains the same.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

INTEGRAL HEALTH, INC.

By:

//s// Donald Wright

Donald Wright                                                                                                                                                                                             Liquidation Trustee

By:

//s// Walter A. Marting

Walter A. Marting

President

Director

INDEX OF EXHIBITS

EXHIBIT 99.1 Order Confirming Debtor’s Third Amended Plan of Reorganization as Modified.

Entered on Docket March 01, 2006, Signed, by Hon. Gregg W. Zive United States Bankruptcy Judge.

EXHIBIT 99.2 Debtor’s Third Amended Plan of Reorganization as Modified.

EXHIBIT 99.3 Order Approving Amendment to Debtor’s Third Amended Plan of Reorganization.

Entered on Docket April 24, 2006 Signed by Hon. Gregg W. Zive United States Bankruptcy Judge.